Acquisition of business	12 Months Ended
Jun. 30, 2019
Acquisition of business
Acquisition of an affiliated entity

19   Acquisition of business

Acquisition of Zhenjiang Jianghe High School of Art

On September 28, 2018, Hailiang Management entered into an agreement to acquire 51% controlling interest in Zhenjiang Jianghe High School of Art. The Company paid cash of RMB 1,530 to the former three individual shareholders in October 2018 and injected cash of RMB 10,710 to Zhenjiang Jianghe High School of Art in November 2018. The transaction was completed on October 31, 2018. Zhenjiang Jianghe High School of Art is principally engaged in art education programs including painting, music and media.

Total consideration transferred was determined to be RMB6,778, being the sum of i) cash consideration of RMB 1,530 paid to the former shareholders in October 2018 and ii) deemed cash consideration to former shareholders of RMB 5,248, which was calculated based on capital injected to the acquiree of RMB10,710 multiplied by the percentage of equity interests retained by the former shareholders of 49% in November 2018. Acquisition related costs, which were not material, have been expensed and included in the administrative expenses.

The acquisition has been accounted for using the acquisition method. The results of operation have been included in the Group’s consolidated financial statements since the date of acquisition.

Consideration transferred

RMB
Cash consideration paid to former shareholders	1,530
Deemed cash consideration to former shareholders	5,248
Total consideration transferred	6,778

The following table summarizes the acquisition-date fair value of the identifiable assets acquired, liabilities assumed and non-controlling interests (excluding the effect of the RMB10,710 cash capital injection) in connection with the business combination:

RMB
Cash and cash equivalents	903
Other current assets	16
Property and equipment, net	12,726
Intangible assets	18,091

Trade and other payables	(14,445)
Contract liabilities	(1,830)
Deferred tax liabilities	(4,523)
Total identifiable net assets acquired	10,938
Non-controlling interests arising from the acquisition	(4,160)
Total consideration	6,778

Analysis of the net cash outflow in respect of the acquisition
Cash consideration	6,778
Less: Deemed cash consideration to former shareholders	(5,248)
Cash acquired	(903)
627

The values of identifiable assets and liabilities, and non-controlling interests recognized on acquisition are their estimated fair values.

Intangible assets represented a favorable lease acquired related to the lease of the campus. The Company estimated the fair value of the favorable lease using discounted cash flow techniques which included an estimate of future cash flows discounted to present value with an appropriate risk-adjusted discount rate.

The non-controlling interest fair value reflects the fair value of purchase price consideration for a controlling interest, less discounts for lack of control and marketability.

The post-acquisition revenue and net loss that Zhenjiang Jianghe High School of Art contributed to the Group for the period from November 1, 2018 to June 30, 2019 are RMB5,018 and RMB2,009, respectively. Had the acquisition occurred on July 1, 2018, management estimates that the Group's consolidated revenue and consolidated profit for the year ended June 30, 2019 would have been RMB1,500,496 and RMB314,513 respectively.